SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                               December 1, 2000

                                 Veritec, Inc.
             (Exact name of registrant as specified in its charter)

   Nevada                        0-15113                 95-3954373
State or other          (Commission File Number)            IRS
Jurisdiction                                             Employer
of incorporation)                                     Identification
                                                         Number)

   1000 Boone Avenue North, Suite 110, Golden Valley MN     55427
  -----------------------------------------------------   ----------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

                               763-525-8470
           ----------------------------------------------------
           (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


ITEM 1.  CORPORATE OFFICERS

Effectively immediately Mr. Miles Finn has been appointed Chief Operating Officer of the corporation. He is responsible for the day to day operations of the company.

Mr. Finn  has  a  background  in advanced medical technology and marketing.   He
earned a Ph.D. in physics from University of Minnesota, holds several patents and most recently was Director of Sales and Marketing for Clarus Medical LLC.

Mr.  Mike  Christian   has   been   appointed  as  Chief  of  Engineering.   His
responsibilities include providing engineering support to the company and its customers.

Mr. Christian is a highly skilled software engineer who has operated his own engineering firm and has extensive experience in combining software and machinery.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Veritec Inc.                      (Registrant)

December 1, 2000              By: /s/ Ms Van Tran
                              ---------------------------------
                                      Ms Van Tran, CEO